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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 1998
                                                       ------------------

                       CORN PRODUCTS INTERNATIONAL, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                        1-13397               22-3514823
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(State or other jurisdiction          (Commission          (IRS Employer
    of incorporation)                 File Number)        Identification No.)


6500 South Archer Road, Bedford Park, Illinois              60501-1933
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (708) 563-2400



                                 Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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     This Report is made to file a press release issued by the Registrant on
September 16, 1998.

Item 7.   Financial Statements and Exhibits.
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     Exhibits
     --------

     The exhibit accompanying this report is listed in the accompanying Exhibit Index.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        CORN PRODUCTS INTERNATIONAL, INC.
                                        (Registrant)

Date:  September 16, 1998               By:  /s/ James W. Ripley
                                             -----------------------------
                                             James W. Ripley
                                             Chief Financial Officer
                                             (principal financial officer)



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                                 EXHIBIT INDEX

Exhibit Number                          Description of Exhibit
--------------                          ----------------------

       1                      Press Release dated September 16, 1998